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                                                                    EXHIBIT 2.17

                                                      Form of Novation Agreement

                                         James Hardie International Finance B.V.

                                                    James Hardie US Funding Inc.

                                                               James Hardie N.V.

                                                    James Hardie Industries N.V.

                                       And each of the following banks ("Bank"):

                                 Australia and New Zealand Banking Group Limited

                                                                    Bank One, NA

                                                    ING Bank N.V., Sydney Branch

                                                                     BNP Paribas

                              Wells Fargo HSBC Trade Banks, National Association

                                                        WestLB AG, Sydney Branch

                      Guarantor Novation - Standby Loan Agreement dated November

                                                                            1998

                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2003

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Form of Novation Agreement                                Allens Arthur Robinson

TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                                    1
         1.1      Definition                                                                               1
         1.2      Facility Agreement definitions                                                           2
         1.3      Interpretation                                                                           2

2.       NOVATION                                                                                          2
         2.1      Novation                                                                                 2
         2.2      Assumption of benefits and obligations                                                   2
         2.3      Release                                                                                  2

3.       AMENDMENT                                                                                         2

4.       CONDITION PRECEDENT                                                                               3

5.       REPRESENTATIONS AND WARRANTIES                                                                    3
         5.1      Representations and warranties                                                           3
         5.2      Reliance                                                                                 3

6.       BORROWER'S ACKNOWLEDGEMENT                                                                        3

7.       EXPENSES                                                                                          3

8.       STAMP DUTIES                                                                                      4

9.       GOVERNING LAW AND JURISDICTION                                                                    4

10.      COUNTERPARTS                                                                                      4

                                                                        Page (i)

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Form of Novation Agreement                                Allens Arthur Robinson

DATE              16 December 2002

PARTIES

         1. JAMES HARDIE INTERNATIONAL FINANCE B.V. incorporated in the Netherlands, having its statutory seat at Amsterdam, The Netherlands of Strawinskylaan 3077, 1077 ZX Amsterdam, The Netherlands (the BORROWER);

         2. JAMES HARDIE US FUNDING INC., a Nevada corporation of 241 Ridge Street (4th Floor) Reno Nevada USA (JHUSF);

         3. JAMES HARDIE N.V. incorporated in the Netherlands, having its statutory seat at Amsterdam, The Netherlands of Strawinskylaan 3077, 1077 ZX Amsterdam, The Netherlands (the PARENT);

         4. JAMES HARDIE INDUSTRIES N.V. incorporated in the Netherlands, having its statutory seat at Amsterdam, The Netherlands of Stawinskylaan 3077, 1077 ZX Amsterdam, The Netherlands (the SUBSTITUTE GUARANTOR); and

         5.       BANK (the LENDER).

RECITALS

         A The Borrower, the Parent and JHUSF as Guarantors and the Lender are parties to a Standby Loan Agreement dated November 1998, as amended and novated on 24 December 1999 and amended, novated and restated on 27 August 2001 (the FACILITY AGREEMENT).

         B        The parties to this Agreement have agreed that:

                  (a) the Facility Agreement be novated again so that the Substitute Guarantor shall be entitled to the rights and shall perform the obligations of each Retiring Guarantor as a Guarantor under the Facility Agreement and that each Retiring Guarantor shall be released and discharged from those obligations;

                  (b) the financial undertakings in the Facility Agreement be amended on the terms set out in this Agreement.

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITION

         The following definitions apply unless the context requires otherwise.

         EFFECTIVE DATE means the date the condition set out in clause 4 is satisfied.

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Form of Novation Agreement                                Allens Arthur Robinson

         RETIRING GUARANTOR means:

         (a)      JHUSF; or

         (b)      the Parent.

1.2      FACILITY AGREEMENT DEFINITIONS

         Unless otherwise defined in this Agreement the terms defined in the Facility Agreement bear the same meaning when used in this Agreement.

1.3      INTERPRETATION

         Clauses 1.2 and 1.3 of the Facility Agreement apply to this Agreement as if set out in this Agreement.

2.       NOVATION

2.1      NOVATION

         With effect from the Effective Date, the Substitute Guarantor shall be substituted for each Retiring Guarantor as a Guarantor under the Facility Agreement as if it had originally been a party to the Facility Agreement in that capacity and all references in the Facility Agreement to a Retiring Guarantor in its capacity as guarantor or to a Guarantor shall be references to the Substitute Guarantor.

2.2      ASSUMPTION OF BENEFITS AND OBLIGATIONS

         With effect on and from the Effective Date, the Substitute Guarantor shall be bound by and comply with the provisions of the Facility Agreement binding on each Retiring Guarantor as Guarantor and shall enjoy all the rights and benefits of each Retiring Guarantor as Guarantor under the Facility Agreement.

2.3      RELEASE

         With effect on and from the Effective Date, the Lender releases each Retiring Guarantor from all their respective obligations under the Facility Agreement and all actions, claims or proceedings that it may have against each Retiring Guarantor under or in respect of the Facility Agreement relating to any act or omission of a Retiring Guarantor on or after the Effective Date.

3.       AMENDMENT

         With effect from the Effective Date, the Facility Agreement shall be amended as follows:

         (a) (CLAUSE 1.2) In clause 1.2 after paragraph (o) the following paragraph is inserted. "(p) A reference to PARENT is a reference to James Hardie Industries N.V."

         (b)      (CLAUSE 17.3(b)(ii)(B)) In clause 17.3(b)(ii)(B) "55%" is
                  deleted and replaced with "50%".

         (c) (CLAUSE 17.3) In clause 17.3 after paragraph (d) the following paragraph is inserted:

                  "(e) (OTHER BORROWERS) Other than with the prior consent of the Lender (which may not be unreasonably withheld or delayed) the Guarantor will ensure that none of its

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Form of Novation Agreement                                Allens Arthur Robinson

                  Subsidiaries will enter into any instrument or agreement under which money is borrowed or raised by a Subsidiary:

                  (i) in an aggregate amount equal to or greater than the Commitment; and

                  (ii) for a term substantially similar to or greater than the term of the facility provided under this Agreement,

                  unless at the same time the relevant Subsidiary enters into an accession deed, in form and substance reasonably satisfactory to the Lender, under which the relevant Subsidiary becomes a party to and liable under this Agreement as an Obligor in the capacity of an additional Guarantor."

4.       CONDITION PRECEDENT

         The provisions of clauses 2 and 3 of this Agreement shall have no force or effect until the Lender has received in form and substance satisfactory to it a legal opinion from De Brauw Blackstone Westbroek N.V., Netherlands legal advisors to the Borrower and the Substitute Guarantor.

5.       REPRESENTATIONS AND WARRANTIES

5.1      REPRESENTATIONS AND WARRANTIES

         The Borrower and the Substitute Guarantor each represent and warrant for the benefit of the Lender that:

         (a) the representations and warranties set out in clause 16.1 of the Facility Agreement are true and correct in relation to it on and as of the date of this Agreement and the Effective Date as though they had been made at each such date in respect of the facts and circumstances then subsisting; and

         (b) no Event of Default is subsisting or will be subsisting immediately before or following the novations and amendment contemplated by this Agreement.

5.2      RELIANCE

         The Borrower and the Substitute Guarantor each acknowledge that the Lender has entered into this Agreement in reliance on the representations and warranties in clause 5.1.

6.       BORROWER'S ACKNOWLEDGEMENT

         The Borrower acknowledges that it shall continue to be bound by and will comply with the provisions of the Facility Agreement which are expressed to be binding on it.

7.       EXPENSES

         The Borrower shall reimburse the Lender for its costs and expenses of and relating to the preparation, execution and completion of, or the enforcement of, or preservation of any rights under, this Agreement, including legal costs and expenses on a full indemnity basis.

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Form of Novation Agreement                                Allens Arthur Robinson

8.       STAMP DUTIES

         The Borrower shall pay all stamp, transaction, registration, financial institutions, bank account debit and other duties and taxes (including fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of this Agreement or any payment or receipt or other transaction contemplated by this Agreement.

9.       GOVERNING LAW AND JURISDICTION

         This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

10.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

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Form of Novation Agreement                                Allens Arthur Robinson

EXECUTED as an agreement.

Each attorney executing this Agreement states that he has no notice of revocation or suspension of this power of attorney.

SIGNED for JAMES HARDIE INTERNATIONAL
FINANCE B.V. by its attorney in the presence of:

________________________________________        ________________________________
Witness Signature                               Attorney Signature

/s/ LOUISE BUTLER                               /s/ DONALD ALEXANDER SALTER
----------------------------------------        --------------------------------
Print Name                                      Print Name

SIGNED for JAMES HARDIE US FUNDING INC. by its attorney in the presence of:

________________________________________        ________________________________
Witness Signature                               Attorney Signature

/s/ D. CANIAS                                   /s/ GUY MILTON JARVI
----------------------------------------        --------------------------------
Print Name                                      Print Name

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Form of Novation Agreement                                Allens Arthur Robinson

SIGNED for JAMES HARDIE N.V. by its attorney in the presence of:

________________________________________        ________________________________
Witness Signature                               Attorney Signature

/s/ LOUISE BUTLER                               /s/ DONALD ALEXANDER SALTER
----------------------------------------        --------------------------------
Print Name                                      Print Name

SIGNED for JAMES HARDIE INDUSTRIES N.V. by its attorney in the presence of:

________________________________________        ________________________________
Witness Signature                               Attorney Signature

/s/ LOUISE BUTLER                               /s/ DONALD ALEXANDER SALTER
----------------------------------------        --------------------------------
Print Name                                      Print Name

SIGNED for BANK by its attorneys in the presence of:

________________________________________        ________________________________
Attorney Signature                              Attorney Signature

________________________________________        ________________________________
Print Name                                      Print Name

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